UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2006-AMN1 TRUST

(Issuing Entity)

(Exact name of registrant as specified in its charter)

WACHOVIA MORTGAGE LOAN TRUST, LLC

(Depositor)

WACHOVIA BANK, NATIONAL ASSOCIATION

(Sponsor)

Delaware	333-130771-02	20-3168291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center 301 South College Street, NC5578 – Suite G Charlotte, North Carolina 28288-5578
(Address of principal executive office and Zip Code)

Registrant's telephone number, including area code (704) 715-8239.

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On June 29, 2006, Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2006-AMN1, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"), having an aggregate original principal balance of $705,446,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated June 29, 2006, among the Registrant, as depositor, Wells Fargo Bank, N.A. as servicer, and U.S. Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.75% undivided interest in a trust (the "Trust"), consisting principally of four pools of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

Elections will be made to treat the Trust as three separate REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates will be treated as "regular interests" in one of the REMICs and the Class R Certificates will be treated as sole class of the "residual interests" in each REMIC.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

Item 601(a) of Regulation S-K Exhibit No.	Description
Exhibit 4.1

Pooling and Servicing Agreement, dated June 29, 2006, among Wachovia Mortgage Loan Trust, LLC, as depositor, Wells Fargo Bank, N.A. as servicer, and U.S. Bank, National Association, as trustee, supplemental interest trust trustee, and custodian.

Exhibit 4.3	Mortgage Loan Purchase Agreement, dated June 29, 2006, between Wachovia Mortgage Loan Trust, LLC, as purchaser, and American Mortgage Network, Inc., as seller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC

By: /s/ Robert Perret
Name: Robert J. Perret
Title: Vice President

Exhibit Index

Exhibit No.	Description
Exhibit 4.1

Pooling and Servicing Agreement, dated June 29, 2006, among Wachovia Mortgage Loan Trust, LLC, as depositor, Wells Fargo Bank, N.A. as servicer, and U.S. Bank, National Association, as trustee, supplemental interest trust trustee and custodian

Exhibit 4.3	Mortgage Loan Purchase Agreement, dated June 29, 2006, between Wachovia Mortgage Loan Trust, LLC, as purchaser, and American Mortgage Network, Inc., as seller